Exhibit 21.1
Mondelēz International, Inc.
Subsidiaries List – December 31, 2024

LU Algerie S.p.A.	Algeria
Mondelez Argentina S.A.	Argentina
Van Mar SA	Argentina
Nabisco Inversiones S.R.L.	Argentina
Cadbury Marketing Services Pty Ltd	Australia
Fine Food Holdings Pty Ltd	Australia
Gourmet Food Holdings Pty Ltd	Australia
Gourmet Food Operations Pty Ltd	Australia
KF (Australia) Pty Ltd	Australia
Mondelez Australia (Foods) Ltd	Australia
Mondelez Australia Group Co Pty Ltd	Australia
Mondelez Australia Group Investments Limited Partnership	Australia
Mondelez Australia Holdings Pty Ltd	Australia
Mondelez Australia Pty Ltd	Australia
MONDELEZ GF HOLDING COMPANY PTY LTD	Australia
Mondelez New Zealand Holdings (Australia) Pty Ltd	Australia
Mirabell Salzburger Confiserie-und Bisquit GmbH	Austria
Mondelez Österreich GmbH	Austria
Mondelez Österreich Production GmbH	Austria
Mondelez Bahrain Biscuits W.L.L.	Bahrain
Mondelez Bangladesh Private Limited	Bangladesh
Mondelez Belgium Chocolate Production BV	Belgium
Mondelez Namur Production SRL	Belgium
Confibel SRL	Belgium
Kraft Foods Belgium Intellectual Property BV	Belgium
Mondelez Belgium Biscuits Production NV	Belgium
Mondelez Belgium BV	Belgium
Mondelez Belgium Manufacturing Services BV	Belgium
Mondelez Belgium Services BV	Belgium
Mondelez de Alimentos Bolivia S.R.L	Bolivia
Cadbury Botswana (Proprietary) Limited	Botswana
Mondelez Brasil Ltda	Brazil
Mondelez Brasil Norte Nordeste Ltda	Brazil
Chipita Bulgaria EAD	Bulgaria
Mondelez Bulgaria Holding AD	Bulgaria
Mondelez Bulgaria OOD	Bulgaria
Mondelez Bulgaria Production OOD	Bulgaria

Give and Go Prepared Foods Corp.	Canada
MCI Finance Inc.	Canada
Mondelez Asia Pacific (Alberta) GP ULC	Canada
Mondelez Canada Holdings ULC	Canada
Mondelez Canada Inc.	Canada
TCI Realty Holdings Inc.	Canada
Mondelez Chile S.A.	Chile
Cadbury Confectionery (Guangzhou) Co., Limited	China
Mondelez Shanghai Food Corporate Management Co., Ltd.	China
Mondelez Suzhou Food Co.Ltd	China
Mondelez Beijing Food Co., Ltd	China
Mondelez China Co., Ltd	China
Nabisco Food (Suzhou) Co. Ltd.	China
EVIRTH (Shanghai) lndustrial Co., Ltd.	China
EVIRTH (Dongguan) Food Co., Ltd.	China
EVIRTH (Shanghai) Biotechnology Co., Ltd.	China
EVIRTH (Shanghai) Food Co., Ltd.	China
EVIRTH (Shanghai) Supply Chain Management Co., Ltd.	China
EVIRTH (Shenzhen) Food Co., Ltd.	China
Mondelez Colombia S.A.S.	Colombia
Servicios Comerciales Colombia S.A.S.	Colombia
3-101-138869, S.A.	Costa Rica
Mondelez Business Services Costa Rica Limitada	Costa Rica
Mondelez Costa Rica Limitada	Costa Rica
Mondelez Zagreb d.o.o.	Croatia
Mondelez CR Biscuit Production s.r.o.	Czech Republic
Mondelez Czech Republic s.r.o.	Czech Republic
Opavia - LU, s.r.o.	Czech Republic
Kraft Foods Danmark Intellectual Property ApS	Denmark
Mondelez Danmark ApS	Denmark
Mondelez Dominicana, S.A.	Dominican Republic
Mondelez Ecuador C Ltda.	Ecuador
Mondelez Egypt Foods S.A.E.	Egypt
Mondelez Egypt Trading S.A.E	Egypt
Mondelez El Salvador, Ltda. de C.V.	El Salvador
Mondelez Eesti Osauhing	Estonia
Chapelat Swaziland (Proprietary) Limited	Eswatini
Mondelez Finland Oy	Finland
Generale Biscuit	France
Generale Biscuit Glico France	France
Kraft Foods France Biscuit S.A.S.	France

Mondelez France Antilles Guyane Distribution SAS	France
Mondelez France Biscuit Distribution SAS	France
Mondelez France Biscuits Production SAS	France
Mondelez France Company SAS	France
Mondelez France Océan Indien Distribution SAS	France
Mondelez France R&D SAS	France
Mondelez France SAS	France
LLC Mondelez Georgia	Georgia
Carlton Lebensmittelvertriebs GmbH	Germany
Kraft Foods Deutschland Biscuits Grundstuecksverwaltungs GmbH & Co. KG	Germany
Kraft Foods Deutschland Holding Grundstuecksverwaltungs GmbH & Co. KG	Germany
Kraft Foods Deutschland Production Grundstuecksverwaltungs GmbH & Co. KG	Germany
Mondelez Deutschland Biscuits Production GmbH	Germany
Mondelez Deutschland GmbH	Germany
Mondelez Deutschland Services GmbH & Co. KG	Germany
Mondelez Deutschland Snacks Production GmbH & Co. KG	Germany
Suchard GmbH	Germany
Cadbury Ghana Limited	Ghana
Mondelez Hellas Production S.A.	Greece
Mondelez Hellas S.A.	Greece
Mondelez Hellas Snacks Production Single Member S.A.	Greece
Mondelez Guatemala Limitada	Guatemala
Mondelez Honduras, S. de R.L.	Honduras
Mondelez Hong Kong Limited	Hong Kong
EVIRTH (Hong Kong) Industry Co., Ltd.	Hong Kong
Symphony Hong Kong Investment Ltd.	Hong Kong
Gyori Keksz Kft	Hungary
Mondelez Hungária IP Kft.	Hungary
Mondelez Hungária Kft.	Hungary
C S Business Services (India) Private Limited (CSBS)	India
Induri Farm Private Limited	India
Mondelez India Foods Private Limited	India
PT Kraft Ultrajaya Indonesia	Indonesia
PT. Cadbury Indonesia	Indonesia
PT. Mondelez Indonesia	Indonesia
PT. Cipta ManisMakmur	Indonesia
PT Mondelez Indonesia Trading	Indonesia
PT Mondelez Indonesia Manufacturing	Indonesia

Berkeley Re Designed Activity Company	Ireland
Cadbury Schweppes Ireland Limited	Ireland
Kraft Foods Ireland Intellectual Property Limited	Ireland
Mondelez Ireland Insurance Holdings Limited	Ireland
Mondelez Ireland Limited	Ireland
Mondelez Ireland Production Limited	Ireland
Fattorie Osella S.p.A.	Italy
HUP S.r.l.	Italy
Kraft Foods Italia Intellectual Property S.r.l.	Italy
Mondelez Italia Biscuits Production S.p.A.	Italy
Mondelez Italia S.r.l.	Italy
Mondelez Italia Services S.r.l.	Italy
MONDELEZ COTE D'IVORE S.A.R.L.	Ivory Coast
Meito Adams Company Limited	Japan
Mondelez Japan Limited	Japan
Mondelez Kazakhstan LLP	Kazakhstan
Cadbury Kenya Limited	Kenya
Dong Suh Foods Corporation	Korea, Republic of
Migabang Limited Company	Korea, Republic of
Sam Kwang Glass Co., Ltd	Korea, Republic of
Mondelez Latvija SIA	Latvia
Cadbury Adams Middle East S.A.L.	Lebanon
UAB Mondelez Baltic	Lithuania
UAB Mondelez Lietuva Production	Lithuania
Cadbury Confectionery Sales (M) Sdn. Bhd.	Malaysia
Mondelez Malaysia Sales Sdn. Bhd.	Malaysia
Mondelez Malaysia Sdn. Bhd.	Malaysia
Cadbury Confectionery Malaysia Sdn. Bhd.	Malaysia
Cadbury Mauritius Ltd.	Mauritius
Mondelez Mexico, S. de R.L. de C.V.	Mexico
Productos Mondelez, S. de R.L. de C.V.	Mexico
Ricolino, S.A. de C.V.	Mexico
Mondelez Maroc	Morocco
Société Immobilière Ibrahim d'Ain Sebaa S.A.R.L	Morocco
AztecAgri B.V.	Netherlands
Cadbury Holdings B.V.	Netherlands
Cadbury Netherlands International Holdings B.V.	Netherlands
Grenade B.V.	Netherlands
Kraft Foods Cesko Holdings B.V.	Netherlands
Kraft Foods LA MB Holding B.V.	Netherlands
Kraft Foods LA MC B.V.	Netherlands
Kraft Foods LA NMB B.V.	Netherlands
Kraft Foods LA NVA B.V.	Netherlands

Kraft Foods LA VA Holding B.V.	Netherlands
Kraft Foods Nederland Intellectual Property B.V.	Netherlands
Kraft Foods North America and Asia B.V.	Netherlands
Mondelez España Biscuits Holdings B.V.	Netherlands
Mondelez International Holdings Netherlands B.V.	Netherlands
Mondelez International Intercontinental Netherlands B.V.	Netherlands
Mondelez International Nederland Biscuit B.V.	Netherlands
Mondelez Nederland B.V.	Netherlands
Mondelez Nederland Services B.V.	Netherlands
Gourmet Food New Zealand Limited	New Zealand
Mondelez New Zealand	New Zealand
Mondelez New Zealand Investments	New Zealand
Mondelez Nicaragua, S.A.	Nicaragua
Cadbury Nigeria PLC	Nigeria
Kraft Foods Norge Intellectual Property AS	Norway
Mondelez Norge AS	Norway
Mondelez Norge Production AS	Norway
Mondelez Pakistan Limited	Pakistan
Mondelez Panama S. de R.L.	Panama
Mondelez Peru SA	Peru
Mondelez Philippines, Inc.	Philippines
LU Polska Sp. z o.o.	Poland
Mondelez International RD&Q sp. z o.o.	Poland
Mondelez Polska Production sp. z o.o.	Poland
Mondelez Polska Sp. z o.o.	Poland
Mondelez Portugal, Unipessoal, Lda.	Portugal
Mondelez Puerto Rico LLC	Puerto Rico
Mondelez Romania S.A.	Romania
Mondelez Romania Snacks Production S.R.L	Romania
CHIPITA SAINT-PETERSBURG LLC	Russian Federation
Mon’delez Rus LLC	Russian Federation
Mondelez Arabia For Trading LLC	Saudi Arabia
Mondelez d.o.o. Beograd	Serbia
Mondelez Procurement d.o.o. Beograd	Serbia
Kuan Enterprises Private Limited	Singapore
Mondelez Business Services AP Pte Ltd	Singapore
Mondelez Helix Singapore Pte. Ltd.	Singapore
Mondelez Holdings Singapore Pte.Ltd.	Singapore
Mondelez International AMEA Pte. Ltd.	Singapore
Mondelez Singapore Sales Pte Ltd	Singapore
Mondelez Trading Singapore Pte. Ltd.	Singapore
Symphony Singapore Investments Pte. Ltd	Singapore

Mondelez European Business Services Centre s.r.o.	Slovakia
Mondelez Slovakia Holding a.s.	Slovakia
Mondelez Slovakia Intellectual Property s.r.o	Slovakia
Mondelez Slovakia s.r.o	Slovakia
Mondelez SR Production s.r.o.	Slovakia
Mondelez, trgovska druzba, d.o.o., Trzin	Slovenia
Chapelat-Humphries Investments (Pty) Limited	South Africa
Mondelez South Africa (Pty) Ltd.	South Africa
Chipita España SL	Spain
Kraft Foods España Intellectual Property, S.L.U.	Spain
Mondelez España Commercial, S.L.	Spain
Mondelez España Galletas Production, S.L.U.	Spain
Mondelez España Postres Production, S.A.U.	Spain
Mondelez España Production, S.L.U.	Spain
Mondelez España Services, S.L.U.	Spain
Mondelez Iberia Holdings, S.L.U.	Spain
Mondelez Iberia Snacking Holdings, S.L.U.	Spain
Kraft Foods Sverige Holding AB	Sweden
Kraft Foods Sverige Intellectual Property AB	Sweden
Mondelez Sverige AB	Sweden
Mondelez Sverige Production AB	Sweden
Kraft Foods Schweiz Holding GmbH	Switzerland
Mondelez Europe GmbH	Switzerland
Mondelez Europe Procurement GmbH	Switzerland
Mondelez Europe Services GmbH	Switzerland
Mondelez International Finance AG	Switzerland
Mondelez Schweiz GmbH	Switzerland
Mondelez Schweiz Production GmbH	Switzerland
Mondelez World Travel Retail GmbH	Switzerland
Mondelez Taiwan Limited	Taiwan
Mondelez (Thailand) Co., Ltd	Thailand
Mondelez International (Thailand) Co., Ltd	Thailand
Mondelez Turkey Gida Uretim A.S.	Turkey
Kent Gida Maddeleri Sanayii ve Ticaret Anonim Sirketi	Turkey
Chipita Ukraine Trading LLC	Ukraine
LLC Chipsy LYUKS	Ukraine
Private Joint Stock Company "Mondelez Ukraina"	Ukraine
Mondelez Middle East & Africa FZE	United Arab Emirates
Brentwick Limited	United Kingdom
Cadbury Eight LLP	United Kingdom
Cadbury Limited	United Kingdom
Cadbury Nine LLP	United Kingdom

Cadbury Schweppes Finance Limited	United Kingdom
Cadbury Schweppes Overseas Limited	United Kingdom
CADBURY SEVEN LLP	United Kingdom
Cadbury South Africa (Holdings)	United Kingdom
Cadbury UK Limited	United Kingdom
Cadbury Nominees Limited	United Kingdom
Cadbury Schweppes Investments Limited	United Kingdom
Chromium Acquisitions Limited	United Kingdom
Chromium Assets Limited	United Kingdom
Chromium Suchex LLP	United Kingdom
Craven Keiller	United Kingdom
Ernest Jackson & Co Limited	United Kingdom
Grenade (UK) Limited	United Kingdom
Grenade Holdings Limited	United Kingdom
Hu Master UK Limited	United Kingdom
Kraft Foods Investment Holdings UK Limited	United Kingdom
Kraft Foods UK Intellectual Property Limited	United Kingdom
Kraft Foods UK IP & Production Holdings Limited	United Kingdom
Mondelez International Services Limited	United Kingdom
Mondelez UK Biscuit Financing Limited	United Kingdom
Mondelez UK Confectionery Production Limited	United Kingdom
Mondelez UK Finance Company Limited	United Kingdom
Mondelez UK Holdings & Services Limited	United Kingdom
Mondelez UK Limited	United Kingdom
Mondelez UK R&D Limited	United Kingdom
Reading Scientific Services Limited	United Kingdom
Schweppes Limited	United Kingdom
Speedy Assetco Limited	United Kingdom
The Old Leo Company Limited	United Kingdom
Trebor Bassett Limited	United Kingdom
Trebor International Limited	United Kingdom
Vantas International Limited	United Kingdom
Hu Catering, LLC	United States
Hu Holdings, LLC	United States
Third 86 Partners LLC	United States
Third Avenue 1536 Partners, LLC	United States
Enjoy Life Natural Brands, LLC	United States
Epta America, L.L.C.	United States
HU Master Holdings LLC	United States
Hu Products, LLC	United States
Intercontinental Brands LLC	United States
Intercontinental Great Brands LLC	United States
KFI-USLLC IX	United States

Kraft Foods Asia Pacific Services LLC	United States
Kraft Foods Biscuit Brands Kuan LLC	United States
Kraft Foods Holdings LLC	United States
Kraft Foods International Europe Holdings LLC	United States
Kraft Foods International Holdings Delaware LLC	United States
Kraft Foods International Services LLC	United States
Kraft Foods Latin America Holding LLC	United States
Kraft Foods R & D, Inc.	United States
Mondelez BTN Holdings LLC	United States
Mondelez Global Direct Inc.	United States
Mondelez Global LLC	United States
Mondelez International Delaware LLC	United States
Mondelez International Financing Delaware LLC	United States
Mondelez International Holdings LLC	United States
Mondelez International Service Holdings LLC	United States
Perfect Bar Blocker, Inc.	United States
SMR Concepts Inc.	United States
Tate's Bake Shop, Inc.	United States
Tate's Holding Company	United States
Tate's Wholesale, LLC	United States
Give and Go Prepared Foods (U.S.A.) Corp.	United States
KFI-USLLC VII	United States
KFI-USLLC VIII	United States
KFI-USLLC XI	United States
KFI-USLLC XIV	United States
Mondelez International Service LLC	United States
Perfect Bar Holdings, LLC	United States
Perfect Bar, LLC	United States
Productos de Leche Coronado, S.A. de C.V.	United States
PurpleBird LLC	United States
Mondelez Uruguay S.A.	Uruguay
Cadbury Beverages de Venezuela CA	Venezuela
Compañia Venezolana de Conservas CA (COVENCO)	Venezuela
Covenco Holding C.A.	Venezuela
Tevalca Holding C.A.	Venezuela
Mondelez VZ, C.A.	Venezuela, Bolivarian Republic of
Promotora Cadbury Adams, C.A.	Venezuela, Bolivarian Republic of
Mondelez Kinh Do Viet Nam Joint Stock Company	Vietnam
North Kinh Do One Member Company Limited	Vietnam
Cadbury Schweppes Zimbabwe (Private) Limited	Zimbabwe